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                 					              EXHIBIT 4


                      [SPECIMEN COMMON STOCK CERTIFICATE]

                             [FACE OF CERTIFICATE]



COMMON STOCK                                                      COMMON STOCK

NUMBER                                                                  SHARES

                                  [BOLLE LOGO]

INCORPORATED UNDER THE LAWS OF                                  SEE REVERSE FOR
THE STATE OF DELAWARE                                       CERTAIN DEFINITIONS

                                                              CUSIP 097937 10 6


This Certifies that


is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE OF

Bolle Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed

     This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:                  [SEAL OF BOLLE INC.]            /s/ Peter H. Trembath
                                                             Secretary
Countersigned and Registered:
                  National City Bank                    /s/ Martin E. Franklin
                    (CLEVELAND, OHIO)  TRANSFER AGENT     Chairman of the Board
                                       AND REGISTRAR
 BY

                              AUTHORIZED SIGNATURE




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                             [BACK OF CERTIFICATE]

     The Corporation is authorized to issue more than one class of stock or more than one series of any class. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT -______Custodian ______
                                                        (Cust)          (Minor)

TEN ENT - as tenants by the entireties            under Uniform Gifts to Minors

JT TEN - as joint tenants with                    Act_________________________
         right of survivorship and                          (State)
         not as tenants in common



     Additional abbreviations may also be used though not in the above list.

     For Value received, _______________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[                             ]
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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)


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------------------------------------------------------------------------- Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.



Dated,
      ----------------

                                   --------------------------------------------
          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
               NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION,
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.